                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                        Coast Hotels and Casinos, Inc.

                               Offer to Exchange
            All of its $100,000,000 Principal Amount of Outstanding
        91/2% Senior Subordinated Notes Due 2009 Issued March 19, 2002
                     (CUSIP Nos. 19035CAE2 and U19088AA8)
                                      for
                   91/2% Senior Subordinated Notes Due 2009
          Which Have Been Registered Under the Securities Act of 1933
              Pursuant to the Prospectus dated April       , 2002

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
            ON       , 2002, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                              To:  Exchange Agent

                        U.S. Bank National Association

                   By Mail/Hand Delivery/Overnight Express:

                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                  Attn: Frank P. Leslie -- Corp. Trust Dept.

                            Facsimile Transmission:
                                (651) 244-8677

                              To confirm receipt:
                              Tel. (651) 244-0711

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

   The undersigned acknowledges receipt of the Prospectus dated April       ,
2002 ("Exchange Offer"), of Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), relating to the offer by the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and in this Letter of Transmittal and the instructions hereto (which together with the Exchange Offer and the instructions hereto constitute the "Offer"), to exchange 91/2% Senior Subordinated Notes due 2009 which have been registered under the Securities Act of 1933 ("Exchange Notes") for any and all of its $100,000,000 principal amount of outstanding 91/2% Senior Subordinated Notes due 2009 issued on March 19, 2002 ("Outstanding Additional Notes"), at the rate of $1,000 principal amount of the Exchange Notes for each $1,000 principal amount of the Outstanding Additional Notes. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Offer.

   The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

   This Letter of Transmittal is to be used if the Outstanding Additional Notes are to be physically delivered herewith, or if guaranteed delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Exchange Offer. If delivery of Outstanding Additional Notes is made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be manually executed, provided, however, that tenders of Outstanding Additional Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes." If a "Registered Holder" (which term, for the purposes of this document, shall include the person in whose name the Outstanding Additional Notes are registered on the Company's books and any participant tendering by book-entry transfer) desires to tender Outstanding Additional Notes and such Outstanding Additional Notes are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely
basis) prior to 5:00 p.m., New York City time, on       , 2002, unless the
Offer is extended (the "Expiration Date"), a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes -- Guaranteed Delivery Procedures." See Instruction 1.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Additional Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Additional Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Additional Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Additional Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Outstanding Additional Notes.

   The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Additional Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Outstanding Additional Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and, except for broker-dealers that have acquired the Outstanding Additional Notes as a result of market making or other trading activities, prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. See "The Exchange Offer -- Resale of the Exchange Notes" in the Exchange Offer.

   The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Additional Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

   The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Outstanding Additional Notes stating that (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the holder (as such term is defined in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes") and each beneficial owner of the Outstanding Additional Notes are being acquired by the holder and each beneficial owner in the ordinary course of business of the holder and each beneficial owner, (ii) the holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) the holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Exchange Offer under the caption "The Exchange Offer -- Resale of the Exchange Notes," (iv) if the holder is a broker-dealer that acquired Outstanding Additional Notes as a result of market making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer, (v) the holder and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulations S-K of the Securities Act and (vi) neither the holder nor any beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.

   In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Additional Notes, it represents that the Outstanding Additional Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Additional Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Exchange Offer under the caption "The Exchange Offer -- Conditions to the Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Additional Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms of the Exchange Offer.

   The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Additional Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Outstanding Additional Notes tendered hereby.

   The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

   The undersigned understands that tenders of the Outstanding Additional Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes" in the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

   The undersigned understands that by tendering Outstanding Additional Notes pursuant to one of the procedures described in the Exchange Offer and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Additional Notes accrued up to the date of issuance of the Exchange Notes.

   The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may not be required to accept for exchange any of the Outstanding Additional Notes tendered. Outstanding Additional Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

   Unless otherwise indicated under the box entitled "Special Exchange Instructions" below, please deliver Exchange Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send Exchange Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Outstanding Additional Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Additional Notes so tendered.

   THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OUTSTANDING ADDITIONAL NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING ADDITIONAL NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.
                               PLEASE SIGN HERE
                  (To be Completed By All Tendering Holders)
            (See Instructions 1 and 3 and the following paragraph)
             (Important: Also Complete Substitute Form W-9 Herein)
_______________________________________________________________________________
_______________________________________________________________________________
                           Signature(s) of Owner(s)
Dated: __________________________________________________________, 2002

If the holder(s) is/are tendering any Outstanding Additional Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Outstanding Additional Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ______________________________________________________________________
                            (Please Type or Print)
Capacity: _____________________________________________________________________
Address: ______________________________________________________________________
                              (Include Zip Code)
Area Code and Telephone Number: _______________________________________________

Tax Identification or
Social Security No(s).: _______________________________________________________
         (See Instruction 12 and complete Substitute Form W-9 herein)

                              SIGNATURE GUARANTEE
                        (If required by Instruction 3)

Signature(s) Guaranteed by
  an Eligible Institution:

Authorized Signature: _________________________________________________________
Printed Name: _________________________________________________________________
Title: ________________________________________________________________________
Name of Firm: _________________________________________________________________
Address: ______________________________________________________________________
_______________________________________________________________________________
                              (Include Zip Code)
Area Code and Telephone Number: _______________________________________________
Dated: __________________________________________________________, 2002

   IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING ADDITIONAL NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   List below the Outstanding Additional Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed thereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Outstanding Additional Notes; all other tenders must be in integral multiples of $1,000.

----------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OUTSTANDING ADDITIONAL NOTES
-------------------------------------------------------------------------------------------------------------
                (i)                                            (ii)             (iii)              (iv)
Name(s) and Address(es) of Holder(s)                        Certificate  Aggregate Principal Principal Amount
     (Please fill in, if blank)                              Number(s)   Amount Represented      Tendered
-------------------------------------------------------------------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                            -------------------------------------------------
                                                               Total
-------------------------------------------------------------------------------------------------------------
* Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Additional Notes indicated in the column labeled "Aggregate
  Principal Amount Represented." See Instruction 8.
--------------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OUTSTANDING ADDITIONAL NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OUTSTANDING ADDITIONAL NOTES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

   Name(s) of Registered Holder(s): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Eligible Institution that Guaranteed Delivery: _____________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: ______________________________________________________________________

   Address: ___________________________________________________________________

   If delivery of Outstanding Additional Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Outstanding Additional Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes."

                         SPECIAL EXCHANGE INSTRUCTIONS
                          (See Instructions 4 and 5)

To be completed ONLY if Outstanding Additional Notes in a principal amount not exchanged and/or Exchange Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue and mail: (check appropriate box(es)):

               [_] Exchange Notes to:   [_] Outstanding
                                         Additional Notes to:

Name(s) _______________________________________________________________________
                            (Please Type or Print)
_______________________________________________________________________________
                            (Please Type or Print)
Address _______________________________________________________________________
_______________________________________________________________________________
                              (Include Zip Code)
_______________________________________________________________________________
               Employer Identification or Social Security Number
                      (Complete the Substitute Form W-9)

                         SPECIAL EXCHANGE INSTRUCTIONS
                          (See Instructions 4 and 5)

To be completed ONLY if Outstanding Additional Notes in a principal amount not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Descriptions of Outstanding Additional Notes" on this Letter of Transmittal above.

Mail or deliver: (check appropriate box(es)):

               [_] Exchange Notes to:   [_] Outstanding
                                         Additional Notes to:

Name(s) _______________________________________________________________________
                            (Please Type or Print)
_______________________________________________________________________________
                            (Please Type or Print)
Address _______________________________________________________________________
_______________________________________________________________________________
                              (Include Zip Code)
_______________________________________________________________________________
               Employer Identification or Social Security Number

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (See Instruction 5)

   PAYEE'S NAME AND ADDRESS:
                             --------------------------------------------------

         SUBSTITUTE                        Part 1 -- PLEASE PROVIDE YOUR         Social Security Number
          Form W-9                         TIN IN THE BOX AT RIGHT AND
       Department of                       CERTIFY BY SIGNING AND DATING OR
        the Treasury                       BELOW.
  Internal Revenue Service                                                       Employer Identification
                                                                                         Number
Payer's Request for Taxpayer                                                   (if awaiting TIN check the
Identification Number (TIN)                                                          box on Part 3)
-----------------------------------------------------------------------------------------------------------------
Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding (see enclosed guidelines), or
(b) I have not been notified by the Internal Revenue Service (''IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
-----------------------------------------------------------------------------------------------------------------

                                                                         Part 3 --
SIGNATURE ______________________________DATE __________________, 2002    Awaiting TIN [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES THAT ARE ACQUIRED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 30% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

 SIGNATURE: ____________________________________________ DATE:
 ____________________ , 2002

                                 INSTRUCTIONS

             Forming part of the Terms and Conditions of the Offer

   1. Delivery of this Letter of Transmittal and Outstanding Additional Notes; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Offer, the Outstanding Additional Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and tendered Outstanding Additional Notes must be received by the Exchange Agent at such address at or prior to 5:00 p.m., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Outstanding Additional Notes must be effected in accordance with the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures For Tendering Outstanding Additional Notes." If the beneficial owner of any Outstanding Additional Notes is not the Registered Holder, then such person may validly tender such person's Outstanding Additional Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. Letters of Transmittal of Outstanding Additional Notes should be delivered only by hand or by courier, or transmitted by mail, and only to the Exchange Agent and not to the Company or to any other person.

   The method of delivery of Outstanding Additional Notes and all other required documents to the Exchange Agent is at the election and risk of the holder, and if such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested. If Outstanding Additional Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

   If a holder desires to tender Outstanding Additional Notes and such holder's Outstanding Additional Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

      (a) such tender is made by or through an Eligible Institution;

      (b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Outstanding Additional Notes, the certificate number(s) of such Outstanding Additional Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Additional Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate representing the Outstanding Additional Notes, unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

      (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Outstanding Additional Notes, in proper form for transfer (or a book-entry confirmation with respect to such Outstanding Additional Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

   2. Withdrawal of Tenders. Tendered Outstanding Additional Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

   To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Outstanding Additional Notes, (iii) contain the description of the Outstanding Additional Notes to be withdrawn, the certificate number(s) of such Outstanding Additional Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Outstanding Additional Notes or a Book-Entry Confirmation with respect to such Outstanding Additional Notes, and (iv) be signed by the holder of such Outstanding Additional Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Additional Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined in Instruction 3 of this Letter of Transmittal) unless such Outstanding Additional Notes have been tendered (i) by a Registered Holder of Outstanding Additional Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Outstanding Additional Notes have been tendered pursuant to the procedure for book-entry tender set forth under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Additional Notes tendered by delivery of such Outstanding Additional Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Additional Notes. Withdrawals may not be rescinded, and any Outstanding Additional Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Outstanding Additional Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Additional Notes" in the Exchange Offer at any time on or prior to the applicable Expiration Date.

   3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Outstanding Additional Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Additional Notes without any change whatsoever.

   If any Outstanding Additional Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any Outstanding Additional Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Additional Notes.

   When this Letter of Transmittal is signed by the Registered Holder(s) specified herein and tendered hereby, no endorsements of such Outstanding Additional Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Outstanding Additional Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Outstanding Additional Notes transmitted hereby or separate bond powers are required.

   If this Letter of Transmittal is signed by a person other than the Registered Holder(s), such Outstanding Additional Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or holders appear(s) on the Outstanding Additional Notes.

   If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Outstanding Additional Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

   Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution, which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, a participant in a recognized medallion signature guarantee program or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Additional Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Outstanding Additional Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

   Endorsement on Outstanding Additional Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

   4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Outstanding Additional Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Outstanding Additional Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

   5. Tax Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Outstanding Additional Notes whose Outstanding Additional Notes are accepted for exchange provide the Company with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder's correct taxpayer identification number, the exchanging holder of Outstanding Additional Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the Exchange Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 30 percent (which rate is scheduled to be reduced periodically through 2006) of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service upon filing of a return.

   To prevent backup withholding, each exchanging holder of Outstanding Additional Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Additional Notes is awaiting a taxpayer identification number) and that either
(a) the exchanging holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that he is no longer subject to backup withholding.

   Certain exchanging holders of Outstanding Additional Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

   6. Transfer Taxes. Holders tendering pursuant to the Offer will not be obligated to pay brokerage fees or commissions or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Exchange Instructions" in this Letter of Transmittal has been completed. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Outstanding Additional Notes for exchange and the Offer is not consummated, such Outstanding Additional Notes will be returned to the holders at the Company's expense.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Additional Notes specified in this Letter of Transmittal.

   7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Additional Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

   8. Partial Tenders. Tenders of Outstanding Additional Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Additional Notes, fill in the principal amount of Outstanding Additional Notes which are tendered in column (iv) of the "Description of Outstanding Additional Notes." In the case of partial tenders, the Outstanding Additional Notes in fully registered form for the remainder of the principal amount of the Outstanding Additional Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer.

   Unless otherwise indicated in column (iv) in the box labeled "Description of Outstanding Additional Notes," and subject to the terms and conditions of the Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Outstanding Additional Notes indicated in column (iii) of such box.

   9. Mutilated, Lost, Stolen or Destroyed Outstanding Additional Notes. Any holder whose Outstanding Additional Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Additional Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Outstanding Additional Notes not properly tendered and to reject any Outstanding Additional Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Outstanding Additional Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Additional Notes in the Exchange Offer). The interpretation of the terms and Conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Additional Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Additional Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Outstanding Additional Notes will not be deemed to have been made until such irregularities have been cured or waived.

   11. Requests for Assistance or Additional Copies. U.S. Bank National Association is the Exchange Agent. All tendered Outstanding Additional Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the address or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:

                        U.S. Bank National Association
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                  Attn:  Frank P. Leslie -- Corp. Trust Dept.

                            Facsimile Transmission:
                                (651) 244-8677

                              To confirm receipt:
                              Tel. (651) 244-0711

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9


   Guidelines for Determining the Proper Identification Number to Give the Payer--Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

                           Give the SOCIAL SECURITY                                    Give the EMPLOYER
For this type of account:         number of--          For this type of account:   IDENTIFICATION number of--
-------------------------  ------------------------- ----------------------------- --------------------------
1. An individual's account The individual            8. Sole proprietorship        The owner(4)
                                                        account
2. Two or more             The actual owner of the   9. A valid trust, estate      The legal entity (Do not
       individuals (joint  account or, if combined      or pension trust           furnish the identifying
       account)            funds, any one of the                                   number of the personal
                           individuals(1)                                          representative or trustee
                                                                                   unless the legal entity
                                                                                   itself is not designated
                                                                                   in the account title)(5)
3. Husband and wife        The actual owner of the   10. Corporate account         The corporation
           (joint account) account or, if joint
                           funds, either person(1)
4. Custodian account of a  The minor(2)              11. Religious,                The organization
             minor                                       charitable, or
             (Uniform                                    educational
             Gift to                                     organization account
             Minors Act)
5. Adult and minor (joint  The adult or, if the      12. Partnership account       The partnership
         account)          minor is the only                         held in
                           contributor, the minor(1)                 the name
                                                                     of the
                                                                     business
6. Account in the name of  The ward, minor, or       13. Association, club, or     The organization
           guardian or     incompetent person(3)                      other
           committee for                                              tax-exempt
           a designated                                               organization
           ward, minor,
           or incompetent
           person
7.a. The usual revocable   The grantor-trustee(1)    14. A broker or               The broker or nominee
         savings trust                                     registered nominee
         account (grantor
         is also trustee)
 b. So-called trust        The actual owner(1)       15. Account with the          The public entity
              account                                            Department of
              that is not                                        Agriculture
              a legal or                                         in the name
              valid trust                                        of a public
              under State                                        entity (such
              law                                                as a State or
                                                                 local
                                                                 government,
                                                                 school
                                                                 district, or
                                                                 prison) that
                                                                 receives
                                                                 agricultural
                                                                 program
                                                                 payments

(1) List first and circle the name of the person whose number you furnish.

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business" name. You may use either your Social Security Number or Employer Identification Number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed

Obtaining a Number

   If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding

   Payees specifically exempted from backup withholding on ALL payments by brokers include the following:

  .   A corporation.

  .   A financial institution.

  . An organization exempt from a tax under Section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(F)(2).

  .   The United States or any agency or instrumentality thereof.

  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  .   An international organization or any agency or instrumentality thereof.

  . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  .   A real estate investment trust.

  .   A common trust fund operated by a bank under Section 584(a).

  . An entity registered at all times under the Investment Company Act of 1940.

  .   A foreign central bank of issue.

  . A futures commission merchant registered with the Commodity Futures Trading Commission.

  . A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  .   Payments to nonresident aliens subject to withholding under Section 1441.

  . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  . Payments of patronage dividends where the amount received is not paid in money.

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

  .   Payments made by certain foreign organizations.

  .   Payments made to a nominee.

   Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  . Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  .   Payments described in Section 6049(b)(5) to nonresident aliens.

  .   Payments on tax-free covenant bonds under Section 1451.

  .   Payments made by certain foreign corporations.

  .   Payments made to a nominee.

   Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

   Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Section 6041, 6041(A)(a), 6045, and 6050A.

   Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.